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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|  Preliminary proxy statement
|_|  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)
     (2))
|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-12


                         First Southern Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
               N/A
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(2)  Aggregate number of securities to which  transactions  applies:
               N/A
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(3)  Per unit price or other underlying valueof transaction computed pursuant to
     Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
               N/A
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(4)  Proposed maximum aggregate value of transaction:
               N/A
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(5)  Total fee paid:
               N/A
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|_|  Fee paid previously  with  preliminary  materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
               N/A
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(2)  Form, Schedule or Registration Statement No.:
               N/A
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(3)   Filing Party:
               N/A
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(4)   Date Filed:
               N/A
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                  [FIRST SOUTHERN BANCSHARES, INC. LETTERHEAD]



Dear ESOP Participant:

      On behalf of the Board of Directors of First Southern Bancshares, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held at the time and location stated in the notice. I have also included with these materials the Company's Annual Report to Stockholders, as well as a vote authorization form. This vote authorization form allows you to convey your voting instructions, as a participant in the First Southern Bank Employee Stock Ownership Plan (the "ESOP"), to the trustees for the ESOP on the matters presented to stockholders at the Annual Meeting.

      As of the record date for the Annual Meeting, April 2, 2001, the ESOP Trust held 144,950 shares of Company common stock. All of these shares have been allocated to participants' ESOP accounts. The ESOP trustees will vote the allocated shares as directed by ESOP participants; provided instructions are received from the participants by May 16, 2001.

      In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed vote authorization form and return it in the provided postage-paid envelope by May 16, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Southern Bank. The ESOP trustees will vote the shares of Company common stock held in the ESOP Trust in accordance with the terms of the ESOP.


                                          Sincerely,

                                          /s/ Robert C. Redd

                                          Robert C. Redd
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER



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Name:
      ----------------------------------
Shares:
        --------------------------------


                             VOTE AUTHORIZATION FORM
                             -----------------------

      I, understand that the ESOP trustees are the holders of record and custodian of all shares of First Southern Bancshares, Inc. (the "Company") common stock attributed to me under the First Southern Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 23, 2001.

      Accordingly, you are to vote my shares as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).

                                 Steve McKinney
                                 J. Acker Rogers

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                    |_|                        |_|

INSTRUCTION: To withhold your vote for the nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

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2.    In their discretion, such other matters that may properly come before the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

      The ESOP Trustees are hereby authorized to vote any shares attributed to me as indicated above.



---------------------------------       ----------------------------------------
            Date                                      Signature

Please date, sign and return this form in the enclosed envelope no later than May 16, 2001.